Exhibit 23.1

                CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the INSO Corporation 1996 Non-employee Director Plan of our report dated February 1, 1996, with respect to the consolidated financial statements and schedule of INSO Corporation included in the Annual Report (Form 10-K) for the year ended December 31,
1995, filed with the Securities and Exchange Commission


                                      /s/ Ernst & Young LLP
                                      ---------------------
                                      ERNST & YOUNG LLP



Boston, Massachusetts
June 24, 1996